FAIR VALUE MEASUREMENTS	3 Months Ended
Mar. 31, 2014
FAIR VALUE MEASUREMENTS
11.	FAIR VALUE MEASUREMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. Based on these approaches, the Company often utilizes certain assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1 — Quoted prices for identical assets and liabilities traded in active exchange markets, such as the New York Stock Exchange.

Level 2 — Observable inputs other than Level 1 including quoted prices for similar assets or liabilities, quoted prices in less active markets, or other observable inputs that can be corroborated by observable market data. Level 2 also includes derivative contracts whose value is determined using a pricing model with observable market inputs or can be derived principally from or corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity for financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation; also includes observable inputs for nonbinding single dealer quotes not corroborated by observable market data.

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. A model validation policy governs the use and control of valuation models used to estimate fair value. The Company performs due diligence procedures over third-party pricing service providers in order to support their use in the valuation process. Where market information is not available to support internal valuations, independent reviews of the valuations are performed and any material exposures are escalated through a management review process.

While the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

The following is a description of the valuation methodologies used for instruments measured at fair value:

Warrant liability

The Company utilizes a binomial option pricing model to derive the estimated fair value. Key inputs into the model include a discount for lack of marketability on the stock price, expected volatility, and a risk-free interest rate.

In order to calculate the fair value of the warrants, certain assumptions are made regarding components of the model. As of March 31, 2014, significant assumptions include the estimated $8.88 fair value of the underlying common stock, the risk-free interest rate ranging from 1.62% to 1.69% and volatility of 39%. Changes to the assumptions could cause significant adjustments to the valuation.

The fair value of the underlying common stock was determined based on the closing price of the Company’s stock on March 31, 2014 with a marketability discount of 25%. The risk-free interest rate is based on the yield of U.S. treasury bonds over the expected term. The expected stock volatility is based on historical common stock prices for comparable publicly traded companies over a period commensurate with the life of the instrument.

Derivatives

Derivatives consisting of complex embedded derivatives are valued using a binomial option pricing model. Key inputs into the model include a discount for lack of marketability on the stock price, expected volatility, and a risk-free interest rate. Any significant changes to these inputs would have a significant impact to the fair value. See further discussion in Note 4.

Assets and liabilities measured at fair value as of March 31, 2014 and December 31, 2013 are summarized as follows:

Recurring fair value measurements	March 31, 2014
	Total	Level 1	Level 2	Level 3
Liabilities:
Warrant liability	$94,859,540	$—	$—	$94,859,540
Derivatives	21,709,350	—	—	21,709,350

Total liabilities	$116,568,890	$—	$—	$116,568,890

Recurring fair value measurements	December 31, 2013
	Total	Level 1	Level 2	Level 3
Liabilities:
Warrant liability	$16,600,500	$—	$—	$16,600,500

The following table presents a reconciliation of assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

		Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Total	Warrant Liability	Derivatives
Balance, January 1, 2014	$16,600,500	$16,600,500	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Total net (gains) losses included in:
Net loss	43,377,890	47,271,140	(3,893,250)
Other comprehensive loss	—	—	—
Purchases, sales, issues, and settlements
Purchases	—	—	—
Issues	56,590,500	30,987,900	25,602,600
Sales	—	—
Settlements	—	—

Balance, March 31, 2014	$116,568,890	$94,859,540	$21,709,350